2nd Quarter FY 2025 Supplemental Information 1

$62.5B Net Sales +9.1% Growth +6.8% Comparable Sales +9.1% Adjusted Comparable Sales1 +5.7% Comparable Traffic +20.9% E-Comm Comparable Sales +22.2% Adjusted E-Comm Comparable Sales2 Q2 Highlights - Sales 1 - Excluding impacts from changes in gasoline prices and foreign exchange 2 - E-commerce Comparable Sales excluding impacts from FX 2 +1.0% Comparable Ticket +3.2% Adjusted Comparable Ticket1

Q2 Highlights – Sales - Segment Reporting 1 - Excluding impacts from changes in gasoline prices and foreign exchange Comp Sales US Canada Other International Total Company Sales +8.3% +4.6% +1.7% +6.8% Ticket +2.6% -1.1% -4.3% +1.0% Traffic +5.6% +5.8% +6.3% +5.7% 3 Adjusted Comp Sales1 US Canada Other International Total Company Sales +8.6% +10.5% +10.3% +9.1% Ticket +2.8% +4.4% +3.8% +3.2% Traffic +5.6% +5.8% +6.3% +5.7%

Q2 Highlights - Financial Performance Reported Ex Gas1 Reported Ex Gas1 Core +5bps +4bps Ops +7bps +8bps Other Bus +1bp 0bps Central 0bps 0bps LIFO -1bp 0bps Equity Comp 0bps 0bps Total +5bps +4bps Preopening +1bp +1bp Core on Core Sales: -8bps Total +8bps +9bps + = Favorable/lower, - = Unfavorable/higher Gross Margin 10.85% +5 bps vs. Q2 FY’24 +4 bps ex. gas impact SG&A 9.06% +8 bps vs. Q2 FY’24 +9 bps ex. gas impact Diluted EPS $4.02 +2.6% Growth* Net Income $1.79B +2.6% Growth* *- “Other” Items for the Quarter: - Last year’s results included a tax benefit of $94 million, or $0.21 per diluted share, related to the tax deductibility of the special dividend paid to 401(k) participants. - Excluding last year’s tax benefit, net income and diluted EPS growth were both +8.4%. - The translation of foreign earnings had a negative impact of -$57 million, or -$0.13 per diluted share, on net income. 4 1 – Excluding the impacts from changes in gasoline prices

+7.4% Membership Income Growth +9.4% Membership Income Growth ex-FX 90.5% Worldwide Membership Renewal Rate 93.0% US/CN Renewal Rate 78.4MM Paid Memberships +6.8% Growth 140.6MM Total Cardholders +6.6% Growth 36.9MM Executive Memberships 73.8% Penetration of Sales to Executive Members Q2 Highlights - Membership 5

+20.9% E-Comm Comparable Sales 1 - E-commerce Comparable Sales excluding impacts from FX +22.2% Adjusted E-Comm Comparable Sales1 Top Sales Categories: - Gold and Jewelry - Home Furnishings - Small Electrics - Hardware - Sporting Goods - Housewares - Toys Digital Metrics: - Site Traffic: +13% - Average Order Value: +10% - Costco Logistics Deliveries: +19% - 43M visits to the new warehouse tool on the app Q2 Highlights - Digital 6

Q4 FY’24 End FY’25 Q1 FY’25 Q2 Rest of FY (Estimated) FY’25 End (Estimated) US 614 2 1 12 629 Canada 108 1 - 2 111 Other International 168 3 - 4 175 Total 890 6 1 18 915 Q2 Highlights - Warehouse Expansion Pleasanton, California: 11/27/24 7

Q2 Highlights - New Member Values KS Diapers (improved and increased value) KS Vodka + Soda 8 Lowering Every Day Low Prices New Items KS Organic Peanut Butter 13% Reduction KS Tortilla Strips 12% Reduction KS French Fries 5lbs KS Unsalted Pistachios KS Refined Olive Oil 7% Reduction

Safe Harbor Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public- health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP. 9